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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C.  20549

                               ____________


                                 FORM 8-K

                              CURRENT REPORT



                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


                    DATE OF REPORT:  FEBRUARY 22, 2000
                     (Date of earliest event reported)


                     CALIFORNIA CULINARY ACADEMY, INC.
           (Exact name of registrant as specified in its charter)


            CALIFORNIA              0-21932             94-3042862
  (State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)


               625 POLK STREET, SAN FRANCISCO, CALIFORNIA, 94102
            (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code: (415) 771-3536


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Item 5.  OTHER EVENTS.

      On February 22, 2000, the Registrant announced that its shareholders approved the principal terms of a merger with Career Education Corporation. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

              99.1  Press Release of the Registrant dated February 22, 2000.



                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  February 22, 2000.


                                 CALIFORNIA CULINARY ACADEMY, INC.



                                 By     /s/ Charles E. White
                                    ------------------------------------
                                             Charles E. White
                                         Chief Financial Officer
                                 (Principal Financial and Accounting Officer)




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                                     Exhibit Index

                           To California Culinary Academy, Inc.
                    Current Report on Form 8-K dated February 22, 2000

                                                               Sequentially
Exhibit No.      Exhibit                                      Numbered Page
-----------      -------                                      --------------

   99.1          Press Release dated February 22, 2000.              4




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